MoneyGram International Reports First Quarter 2020 Results
Digital Transaction Growth Accelerated to 57%
DALLAS (May 1, 2020) -- MoneyGram International, Inc. (NASDAQ: MGI) today reported financial results for its first quarter ending March 31, 2020.
“I’d first like to offer my heartfelt appreciation to our employees and partners whose tireless efforts, combined with our leading digital capabilities, allowed us to provide uninterrupted service to our customers during these unprecedented times," said MoneyGram Chairman and CEO Alex Holmes. “We were encouraged by the strong start to the quarter with transaction growth in all channels accelerating from the fourth quarter. The pandemic caused sudden and significant global disruption and MoneyGram certainly was not immune. At the onset of COVID-19, our Walk-In Channel experienced a significant downturn, while in contrast, our Digital Channel continued its positive momentum as consumers increasingly value the ease and convenience of our leading offerings.”
First Quarter 2020 Highlights, Year Over Year
•Achieved positive global money transfer transaction growth for the quarter, with walk-in growth rates negatively impacted post-COVID-19

	All Channels	Digital Channel	Walk-In Channel
Pre-COVID-19, Jan. 1 - Mar. 15*	6%	56%	(1)%
Post-COVID-19, Mar. 16 - Mar. 31*	(18)%	58%	(29)%
Total first quarter 2020	2%	57%	(6)%

* The Pre- and Post-COVID-19 growth rates are approximate and are presented for illustrative purposes only. Total first quarter 2020 rates are as-reported.
•Reported 57% Digital transaction growth for the quarter, marking a continued acceleration from the fourth quarter 2019. Performance was driven by market expansion, high customer retention rates, and strong demand for the MoneyGram app
◦As the crisis unfolded, MoneyGram quickly shifted its marketing and operational focus to its online and digital capabilities to ensure customers were able to continue to seamlessly send and receive money from the safety of their own homes, in more than 70 countries
◦At quarter end, Digital transactions accounted for 18% of all money transfer transactions, and this percentage has grown significantly to 28% in the first 27 days of April
◦MoneyGram Online, comprising 73% of the Digital business, remained a key driver, with transaction growth of 60% for the quarter, and 66% in the post-COVID period, powered by:
▪Triple-digit growth in both the U.S. Outbound and International markets
▪App downloads increasing 46%
▪App transaction growth exceeding 200%
▪Improvements in customer retention rates of 23%, and monthly active customers of 40%

◦Transactions sent direct-to-account or wallet increased 80%, and in April these growth rates have improved further to more than triple digits
•MoneyGram continued to expand its global network, launching services with a number of important partners in key regions:
◦In India, with Ebix to expand retail distribution coverage and Federal Bank to expand account deposit capabilities
◦In the growing Middle East market, with Etisalat, LuLu Financial Holdings, and Al Rajhi Bank to expand digital and physical presence
First Quarter 2020 Financial Results, Year Over Year
•Total revenue was $290.9 million, a decline of 8% or 7% on a constant currency basis
◦Money transfer revenue was $255.9 million, down 6% or 5% on a constant currency basis
◦Investment revenue was $10.1 million for the quarter
•Total operating expenses of $277.8 million improved $29.0 million or 9%, which included a $12.1 million benefit composed of Ripple market development fees of $16.6 million, partially offset by related transaction and trading expenses of $4.5 million
•Net loss was $21.5 million, including $10.1 million of additional non-cash tax expense from an increased deferred tax asset valuation allowance
•Diluted loss per share was $0.28, including $0.13 per share for the change in tax valuation allowance, and adjusted diluted loss per share was $0.05
•Adjusted EBITDA increased 3%, or 4% on a constant currency basis, to $51.5 million and Adjusted EBITDA margin improved 180 basis points to 17.7%
•Adjusted Free Cash Flow was $(3.3) million
“The COVID-19 crisis has been devastating to so many people and businesses and I am proud of how we have responded,” Holmes said, noting immediate steps MoneyGram took to preserve value in response to the pandemic:
•Implementing its global Business Continuity Plans
•Establishing employee support initiatives including mandatory work from home arrangements
•Reducing expenses and preserving cash
•Conducting proactive outreach to governmental and regulatory bodies
•Proactively managing fraud prevention program to protect consumers from coronavirus-related financial scams
•Alerting and directing consumers to the website and app, and encouraging direct-to-account transfers
“While no one can predict the duration of the pandemic, MoneyGram is well positioned to play a key role in, and benefit from, the resurgence when the global economy unfreezes and people begin freely moving again.”
Balance Sheet Highlights
Cash and cash equivalents on hand at quarter end were $131.0 million compared to $146.8 million at the end of 2019. As of March 31, 2020, the Company had $23.0 million drawn on its revolving credit facility with approximately $12.0 million undrawn. First quarter interest expense was $23.8 million and capital expenditures were $10.1 million.

Second Quarter 2020 Outlook Update
As a result of the uncertainty created by the COVID-19 pandemic, the Company is not providing a second quarter outlook.
Conference Call
MoneyGram International will host a conference call on May 1, at 9:00 a.m. ET, to discuss its results. Alex Holmes, Chairman and CEO, and Larry Angelilli, CFO, will host the call.

Participant Dial-In Numbers:
U.S.:	1-800-263-0877
International:	1-646-828-8143
Webcast:	public.viavid.com/index.php?id=139088

Replay:	U.S 1-844-512-2921 or International 1-412-317-6671
Replay ID:	8211570
Replay is available through May 8, 2020, 11:59 p.m. ET
About MoneyGram International, Inc.
MoneyGram is a global leader in cross-border P2P payments and money transfers. Its consumer-centric capabilities enable family and friends to quickly and affordably send money in more than 200 countries and territories, with over 70 countries now digitally enabled.
MoneyGram leverages its modern, mobile, and API-driven platform and collaborates with the world's leading brands to serve millions of people each year through both its walk-in business and its direct-to-consumer digital business.
With a strong culture of innovation and a relentless focus on utilizing technology to deliver the world's best customer experience, MoneyGram is leading the evolution of digital P2P payments.
For more information, please visit MoneyGram.com and follow @MoneyGram.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company's results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements.
These risks and uncertainties include, but are not limited to:
•the impact of the COVID-19 outbreak or future epidemics on our business, including the potential for work stoppages, lockdowns, shelter-in-place, or restricted movement guidelines, service delays, lower consumer and commercial activity;
•our ability to compete effectively;
•our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise;
•our ability to manage fraud risks from consumers or agents;
•the ability of us and our agents to comply with U.S. and international laws and regulations;
•litigation or investigations involving us or our agents;
•uncertainties relating to compliance with the Amended DPA entered into with the U.S. federal government and the effect of the Amended DPA on our reputation and business and our ability to make payments required under the Amended DPA;
•regulations addressing consumer privacy, data use and security;
•our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes;
•our ability to manage risks associated with our international sales and operations;
•our offering of money transfer services through agents in regions that are politically volatile;
•changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events;
•our substantial debt service obligations, significant debt covenant requirements and credit ratings;
•major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions;
•the ability of us and our agents to maintain adequate banking relationships;
•a security or privacy breach in systems, networks or databases on which we rely and disruptions to our computer network systems and data centers;
•weakness in economic conditions, in both the U.S. and global markets;
•a significant change, material slow down or complete disruption of international migration patterns;
•the financial health of certain European countries or the secession of a country from the European Union;
•our ability to manage credit risks from our agents and official check financial institution consumers;
•our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others;
•our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses;

•any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business;
•our capital structure;
•and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the Securities and Exchange Commission (the “SEC”), including MoneyGram’s annual report on Form 10-K for the year ended December 31, 2019.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (“EDGAR”) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.
###

Non-GAAP Measures
In addition to results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures. The equivalent GAAP financial measures for projected results are not provided, and projected results do not reflect the potential impact of certain non-GAAP adjustments, which include (but in future periods, may not be limited to) stock-based, contingent and incentive compensation costs, compliance enhancement program costs, direct monitor costs, legal and contingent matter costs, restructuring and reorganization costs, currency changes and the tax effect of such items. We cannot reliably predict or estimate if and when these types of costs, adjustments or changes may occur or their impact to our financial statements. Accordingly, a reconciliation of the non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available.
We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.
Description of Tables

Table One	-	Condensed Consolidated Statements of Operations
Table Two	-	Segment Results
Table Three	-	Segment Reconciliations
Table Four	-	Reconciliation of Certain Non-GAAP Measures to Relevant GAAP Measures - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	-	Reconciliation of Certain Non-GAAP Measures to Relevant GAAP Measures - Adjusted Net Income and Adjusted Diluted EPS
Table Six	-	Condensed Consolidated Balance Sheets
Table Seven	-	Condensed Consolidated Statements of Cash Flows

CONTACTS
Investor Relations:	Media Relations:
214-979-1400	Stephen Reiff
InvestorRelations@moneygram.com	media@moneygram.com

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended March 31,		2020 vs
	2020	2019	2019

REVENUE
Fee and other revenue	$280.8	$301.0	$(20.2)
Investment revenue	10.1	14.4	(4.3)
Total revenue	290.9	315.4	(24.5)

Total revenue change, as reported	(8)%	(17)%
Total revenue change, constant currency	(7)%	(15)%

OPERATING EXPENSES
Total commissions and direct transaction expenses	154.4	160.9	(6.5)
Compensation and benefits	53.4	59.4	(6.0)
Transaction and operations support (1)	38.0	52.1	(14.1)
Occupancy, equipment and supplies	14.9	15.4	(0.5)
Depreciation and amortization	17.1	19.0	(1.9)
Total operating expenses	277.8	306.8	(29.0)
OPERATING INCOME	13.1	8.6	4.5
Other expenses
Interest expense	23.8	13.9	9.9
Other non-operating expense	1.1	1.6	(0.5)
Total other expenses	24.9	15.5	9.4
Loss before income taxes	(11.8)	(6.9)	(4.9)
Income tax expense	9.7	6.6	3.1
NET LOSS	$(21.5)	$(13.5)	$(8.0)

Basic and diluted loss per common share	$(0.28)	$(0.21)	$(0.07)

Basic and diluted weighted-average outstanding common shares and equivalents used in computing loss per share	77.4	64.8	12.6

(1) Three months ended March 31, 2020, includes Ripple market development fees of $16.6 million, partially offset by related transaction and trading expenses of $4.5 million.

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended March 31,		2020 vs
	2020	2019	2019
Money transfer revenue	$255.9	$273.3	$(17.4)
Bill payment revenue	13.4	15.9	(2.5)
Total revenue	$269.3	$289.2	$(19.9)

Commissions and direct transaction expenses	$151.3	$154.3	$(3.0)

Operating income	$6.7	$1.1	$5.6

Operating margin	2.5%	0.4%

Money transfer revenue change, as reported	(6)%	(19)%
Money transfer revenue change, constant currency	(5)%	(16)%

Financial Paper Products

(Amounts in millions, except percentages)	Three Months Ended March 31,		2020 vs
	2020	2019	2019
Money order revenue	$12.1	$13.9	$(1.8)
Official check revenue	9.5	12.3	(2.8)
Total revenue	$21.6	$26.2	$(4.6)

Total commissions expense	$3.1	$6.6	$(3.5)

Operating income	$7.0	$8.2	$(1.2)

Operating margin	32.4%	31.3%

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended March 31,		2020 vs
	2020	2019	2019

Revenue (as reported)	$269.3	$289.2	$(19.9)

Adjusted operating income	$15.7	$12.3	$3.4

Legal and contingent matters	(0.3)	—	(0.3)
Restructuring and reorganization costs	(0.5)	(3.6)	3.1
Compliance enhancement program	(1.6)	(1.1)	(0.5)
Direct monitor costs	(4.8)	(4.1)	(0.7)
Stock-based compensation expense	(1.8)	(2.4)	0.6
Total adjustments	(9.0)	(11.2)	2.2

Operating income (as reported)	$6.7	$1.1	$5.6

Adjusted operating margin	5.8%	4.3%
Total adjustments	(3.3)%	(3.9)%
Operating margin (as reported)	2.5%	0.4%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended March 31,		2020 vs
	2020	2019	2019

Revenue (as reported)	$21.6	$26.2	$(4.6)

Adjusted operating income	$7.6	$8.8	$(1.2)

Compliance enhancement program	(0.4)	(0.4)	—
Stock-based compensation expense	(0.2)	(0.2)	—
Total adjustments	(0.6)	(0.6)	—

Operating income (as reported)	$7.0	$8.2	$(1.2)

Adjusted operating margin	35.2%	33.6%
Total adjustments	(2.8)%	(2.3)%
Operating margin (as reported)	32.4%	31.3%

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO RELEVANT GAAP MEASURES
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended March 31,		2020 vs
	2020	2019	2019

Loss before income taxes	$(11.8)	$(6.9)	$(4.9)
Interest expense	23.8	13.9	9.9
Depreciation and amortization	17.1	19.0	(1.9)
Signing bonus amortization	12.5	11.7	0.8
EBITDA	41.6	37.7	3.9

Significant items impacting EBITDA:
Direct monitor costs	4.8	4.1	0.7
Compliance enhancement program	2.0	1.5	0.5
Stock-based compensation	2.0	2.6	(0.6)
Restructuring and reorganization costs	0.5	3.5	(3.0)
Legal and contingent matters	0.4	0.6	(0.2)
Severance and related costs	0.2	0.1	0.1
Adjusted EBITDA	$51.5	$50.1	$1.4

Adjusted EBITDA margin (1)	17.7%	15.9%	1.8%

Adjusted EBITDA change, as reported	3%
Adjusted EBITDA change, constant currency adjusted	4%

Adjusted EBITDA	$51.5	$50.1	$1.4
Cash payments for interest	(17.6)	(12.8)	(4.8)
Cash payments for taxes, net of refunds	(2.1)	(1.2)	(0.9)
Cash payments for capital expenditures	(10.1)	(12.7)	2.6
Cash payments for agent signing bonuses	(25.0)	(10.1)	(14.9)
Adjusted Free Cash (Outflow) Flow	$(3.3)	$13.3	$(16.6)

(1) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO RELEVANT GAAP MEASURES
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended March 31,
(Amounts in millions, except per share data)	2020	2019

Net loss	$(21.5)	$(13.5)
Total adjustments (1)	9.9	12.4
Tax impacts of adjustments (2)	(2.3)	(2.8)
Valuation allowance (3)	10.1	—
Adjusted net loss	$(3.8)	$(3.9)

Diluted loss per common share	$(0.28)	$(0.21)

Diluted adjustments per common share	0.23	0.15

Diluted adjusted loss per common share	$(0.05)	$(0.06)

Diluted weighted-average outstanding common shares and equivalents	77.4	64.8

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature and jurisdiction of each adjustment.
(3) In the first quarter of 2020, the Company recorded beginning-of-the-year valuation allowance of $10.1 million on its U.S. deferred tax assets.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	March 31, 2020	December 31, 2019
ASSETS
Cash and cash equivalents	$131.0	$146.8
Settlement assets	2,944.5	3,237.0
Property and equipment, net	169.6	176.1
Goodwill	442.2	442.2
Other assets	208.4	182.9
Total assets	$3,895.7	$4,185.0
LIABILITIES
Payment service obligations	$2,944.5	$3,237.0
Debt, net	877.5	850.3
Pension and other postretirement benefits	76.8	77.5
Accounts payable and other liabilities	264.6	260.6
Total liabilities	4,163.4	4,425.4
STOCKHOLDERS’ DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at March 31, 2020 and December 31, 2019	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 65,061,090 shares issued at March 31, 2020 and December 31, 2019	0.7	0.7
Additional paid-in capital	1,118.8	1,116.9
Retained loss	(1,488.5)	(1,460.1)
Accumulated other comprehensive loss	(70.3)	(63.5)
Treasury stock: 1,630,770 and 2,329,906 shares at March 31, 2020 and December 31, 2019, respectively	(12.3)	(18.3)
Total stockholders’ deficit	(267.7)	(240.4)
Total liabilities and stockholders’ deficit	$3,895.7	$4,185.0

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
(Amounts in millions)	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(21.5)	$(13.5)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities	(4.9)	13.8
Net cash (used in) provided by operating activities	(26.4)	0.3
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(10.1)	(12.7)
Net cash used in investing activities	(10.1)	(12.7)
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt	(1.6)	(2.5)
Proceeds from revolving credit facility	23.0	—
Payments to tax authorities for stock-based compensation	(0.7)	(0.7)
Net cash provided by (used in) financing activities	20.7	(3.2)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(15.8)	(15.6)
CASH AND CASH EQUIVALENTS—Beginning of period	146.8	145.5
CASH AND CASH EQUIVALENTS—End of period	$131.0	$129.9